Financial Instruments and Financial Risk Management (Details Textual)	12 Months Ended
Dec. 31, 2018
Financial Instruments and Financial Risk Management (Textual)
Description of foreign currency exchange rate risk	The Group's functional currency strengthened by 8% against the NIS with all other variables remaining constant, post-tax profit for the year would have been $289 thousand higher (2017 - loss approximately $38 thousand lower; 2016 - loss approximately $22 thousand lower), mainly as a result of exchange rate changes on translation of other accounts receivable and exchange rate changes on NIS-denominated cash and cash equivalents.